Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Fourth Quarter Results

Better Than Guidance and Outlines

Anticipated Above-Industry Growth in 2016

LIVONIA, Mich., February 11, 2016 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered automotive structural metal components and assemblies, today announced fourth quarter 2015 results, provided a preliminary outlook for 2016, and discussed related business developments.

•	Revenue for the fourth quarter was $494 million. At constant exchange rates, revenue was $525 million, up 5% from $502 million in the fourth quarter 2014, more than explained by growth in North America and Europe.

•	Adjusted EBITDA for the quarter was $45.5 million, compared with $48.8 million a year ago. The year-over-year decline reflected the planned and anticipated up-front expenses associated with the major new business awarded to Tower North America in 2015, in addition to unfavorable currency translation.

•	Net income in the fourth quarter was $145.1 million, compared with a loss of $20.6 million last year. As detailed below, this year’s fourth quarter included certain items which favorably affected results by $130.7 million, reflecting primarily the release of a U.S. tax valuation allowance. Excluding these items and comparable items in the fourth quarter of 2014, diluted adjusted earnings were $0.67 per share, compared with $0.74 a year ago.

•	Compared with prior Company guidance, fourth quarter revenue was better by $6 million, adjusted EBITDA was better by $0.7 million, and adjusted earnings per share were better by 7 cents.

•	Net debt at December 31 was $306 million, an improvement of $52 million from September 30 (excluding cash attributable to discontinued operations). This largely reflected the previously disclosed sales of two joint ventures in China and an operation in Brazil.

•	Year-end liquidity was a record-high $372 million. In January, the Company reduced its term debt by $50 million.

•	For 2016, the preliminary outlook includes:
-	5% growth in revenue, to $2.05 billion, despite an anticipated currency translation headwind of $55 million (with an average Euro assumption of $1.05);
-	Adjusted EBITDA up 7%, to $205 million;
-	Adjusted EBITDA margin increasing by 20bps, to 10%, despite being negatively impacted by costs associated with new-business ramp-up;
-	Adjusted earnings per share of $3.00, with the decline from $3.22 in 2015 more than explained by the previously disclosed resumption of U.S. income tax accruals in 2016. At comparable U.S. tax bookkeeping rates, the outlook for adjusted earnings per share would be up 21% from 2015. The Company presently does not expect to be a cash tax payer in the U.S. until 2019; and
-	Adjusted free cash flow of $35 million, which includes about $35 million of above-trend capital spending to support the major new-business awards in 2015 in North America.

•	The Company’s outlook for first quarter 2016 includes revenue of $505 million, adjusted EBITDA of $45 million, and adjusted earnings per share of 55 cents. Costs associated with new-business ramp-up are expected to mainly impact the first two quarters of 2016. Factoring in all calendarization effects, the Company anticipates Adjusted EBITDA to be lower than a year ago in the first half of 2016 and significantly better than a year ago in the second half.

“With our strengths in engineering, program management, operational execution, and financial discipline, we believe Tower’s competitive position is stronger than ever -- and still progressing,” said President and CEO Mark Malcolm. “Whether the U.S. auto industry is at or approaching a cyclical peak is anyone’s guess, but the above-industry profitable growth already booked, plus significant opportunities we continue to be presented by customers, make us confident that Tower’s future is brighter than ever. Our peak results are out in front of us.”

Tower to Host Conference Call Today at 11 a.m. EST

Tower will discuss its fourth quarter 2015 results, the outlook for 2016, and other related matters in a conference call at 11 a.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com.

To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #42275835. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share”, “adjusted free cash flow”, and “net debt.” We define adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, diluted adjusted earnings per share, adjusted free cash flow and statements regarding new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures including volatility in the capital markets, the capacity of potential bidders to finance transactions and the difficulty of predicting the outcome of negotiations; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2015	2014	2015	2014

Revenues	$493,564	$502,319	$1,955,709	$2,067,771
Cost of sales	446,710	449,201	1,737,232	1,838,578
Gross profit	46,854	53,118	218,477	229,193
Selling, general, and administrative expenses	35,090	32,701	130,650	132,635
Amortization expense	-	-	249	1,544
Restructuring and asset impairment charges, net	1,209	6,751	8,607	14,248
Operating income	10,555	13,666	78,971	80,766
Interest expense	6,115	12,937	24,290	34,767
Interest income	249	138	642	534
Other expense	-	-	-	87
Income before provision for income taxes and equity in profit of joint venture	4,689	867	55,323	46,446
Provision for income taxes	(129,036)	2,143	(123,001)	9,272
Equity in loss of joint venture, net of tax	-	(25)	(46)	(651)
Income / (loss) from continuing operations	133,725	(1,301)	178,278	36,523
Income / (loss) from discontinued operations, net of tax	11,934	(16,742)	17,513	(9,436)
Net income / (loss)	145,659	(18,043)	195,791	27,087
Less: Net income attributable to the noncontrolling interests	577	2,553	1,739	5,571
Net income / (loss) attributable to Tower International, Inc.	$145,082	$(20,596)	$194,052	$21,516

Weighted average basic shares outstanding	21,110,291	20,751,634	21,093,387	20,662,425
Weighted average diluted shares outstanding	21,449,037	20,751,634	21,408,301	21,391,000

Basic income per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$6.31	$(0.19)	$8.37	$1.50
Income / (loss) per share from discontinued operations	0.57	(0.81)	0.83	(0.46)
Income / (loss) per share	6.87	(0.99)	9.20	1.04

Diluted income per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$6.21	$(0.18)	$8.25	$1.45
Income / (loss) per share from discontinued operations	0.56	(0.78)	0.81	(0.44)
Income / (loss) per share	6.76	(0.96)	9.06	1.01

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data - unaudited)

	Dec. 31,	Dec. 31,
	2015	2014

ASSETS
Cash and cash equivalents	$142,640	$148,561
Accounts receivable, net of allowance of $1,287 and $1,181	250,933	230,377
Inventories	70,633	69,775
Assets held for sale	-	141,295
Prepaid tooling, notes receivable, and other	71,487	41,986
Total current assets	535,693	631,994

Property, plant, and equipment, net	473,159	451,126
Goodwill	59,340	56,691
Investment in joint venture	7,711	7,752
Deferred tax asset	127,633	4,641
Other assets, net	11,961	12,969
Total assets	$1,215,497	$1,165,173

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$30,378	$31,139
Accounts payable	297,665	257,011
Accrued liabilities	107,911	104,833
Liabilities held for sale	-	67,707
Total current liabilities	435,954	460,690

Long-term debt, net of current maturities	412,218	445,303
Obligations under capital leases, net of current maturities	5,984	7,740
Deferred tax liability	6,167	8,044
Pension liability	65,621	68,637
Other non-current liabilities	82,834	74,981
Total non-current liabilities	572,824	604,705
Total liabilities	1,008,778	1,065,395

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$220	$214
Additional paid in capital	337,864	335,338
Treasury stock	(16,067)	(9,516)
Accumulated deficit	(44,030)	(235,971)
Accumulated other comprehensive loss	(80,492)	(46,914)
Total Tower International, Inc.'s stockholders' equity	197,495	43,151
Noncontrolling interests in subsidiaries	9,224	56,627
Total stockholders' equity	206,719	99,778

Total liabilities and stockholders' equity	$1,215,497	$1,165,173

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2015	2014	2015	2014

OPERATING ACTIVITIES:
Net income / (loss)	$145,659	$(18,043)	$195,791	$27,087
Less: Income from discontinued operations, net of tax	11,934	(16,742)	17,513	(9,436)
Income / (loss) from continuing operations	133,725	(1,301)	178,278	36,523

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Asset impairment charges	$-	$4,558	$-	$4,558
Term Loan re-pricing fees	-	-	-	87
Deferred income tax provision	(130,194)	(412)	(130,432)	(198)
Depreciation and amortization	20,054	20,692	79,747	87,241
Non-cash share-based compensation	508	1,146	2,322	4,712
Pension income, net of contributions	(3,849)	1,641	(14,116)	(11,275)
Change in working capital and other operating items	44,087	52,008	(13,160)	(9,077)
Net cash provided by continuing operating activities	$64,331	$78,332	$102,639	$112,571

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(64,823)	$(36,094)	$(124,641)	$(98,440)
Proceeds from disposition of China JVs, net	32,858	-	42,805	-
Proceeds from disposition of Brazilian facility	9,469	-	9,469	-
Investment in joint venture	-	-	-	(760)
Acquisition, net of cash	-	-	(21,740)	-
Net cash used in continuing investing activities	$(22,496)	$(36,094)	$(94,107)	$(99,200)

FINANCING ACTIVITIES:
Proceeds from borrowings	$31,336	$34,222	$128,799	$131,313
Repayments of borrowings	(38,663)	(39,240)	(135,120)	(154,928)
(Repayments)/borrowings on Term Loan Credit Facility	-	-	(25,000)	33,145
Debt financing costs	-	(1,034)	-	(3,595)
Proceeds from termination of cross currency swaps	-	-	32,377	-
Dividend payment to Tower shareholders	(2,111)	-	(2,111)	-
Secondary stock offering transaction costs	-	-	-	(75)
Proceeds from stock options exercised	44	21	204	2,631
Purchase of treasury stock	(2)	-	(6,551)	(922)
Noncontrolling interest dividends	(2,962)	(7,660)	(2,962)	(10,189)
Net cash used in continuing financing activities	$(12,357)	$(13,691)	$(10,364)	$(2,620)

Discontinued operations:
Net cash from discontinued operating activities	$-	$1,083	$19,530	$8,579
Net cash from discontinued investing activities	-	(5,445)	(5,573)	554
Net cash from discontinued financing activities	-	95	(12,537)	(711)
Net cash from discontinued operations	$-	$(4,267)	$1,420	$8,422

Effect of exchange rate changes on continuing cash and cash equivalents	$(1,789)	$(2,146)	$(5,508)	$(5,492)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$27,688	$22,134	$(5,921)	$13,681

CASH AND CASH EQUIVALENTS:
Beginning of period	$114,952	$126,427	$148,561	$134,880

End of period	$142,640	$148,561	$142,640	$148,561

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended Dec. 31,
	2015		2014
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$179,367	$17,600	$195,544	$15,069
Americas	314,197	27,949	306,775	33,707
Consolidated	$493,564	$45,549	$502,319	$48,776

	Year Ended Dec. 31,
	2015		2014
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$724,928	$61,200	$842,269	$64,400
Americas	1,230,781	129,473	1,225,502	139,782
Consolidated	$1,955,709	$190,673	$2,067,771	$204,182

Adjusted EBITDA Reconciliation	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2015	2014	2015	2014
Adjusted EBITDA	$45,549	$48,776	$190,673	204,182
Restructuring and asset impairment charges, net	(1,209)	(6,751)	(8,607)	(14,248)
Depreciation and amortization	(20,054)	(20,692)	(79,747)	(87,241)
Acquisition costs and other	(88)	(134)	(836)	(445)
Long-term compensation expense	(3,811)	(3,374)	(12,680)	(11,313)
Loss from sale of Brazil facility	(714)	-	(714)	-
Pension actuarial loss	(9,118)	(4,160)	(9,118)	(4,160)
Commercial settlement related to 2010-13 scrap				(6,009)
Interest expense, net	(5,866)	(12,799)	(23,648)	(34,233)
Other expense	-	-	-	(87)
Provision for income taxes	129,036	(2,143)	123,001	(9,272)
Equity in loss of joint venture, net of tax	-	(25)	(46)	(651)
Income / (loss) from discontinued operations, net of tax	11,934	(16,742)	17,513	(9,436)
Net income attributable to noncontrolling interests	(577)	(2,553)	(1,739)	(5,571)
Net income / (loss) attributable to Tower International, Inc.	$145,082	$(20,596)	$194,052	$21,516

Adjusted Free Cash Flow Reconciliation	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2015	2014	2015	2014
Net cash provided by continuing operating activities	$64,331	$78,332	$102,639	$112,573
Cash disbursed for purchases of PP&E	(64,823)	(36,094)	(124,641)	(98,440)
Free cash flow	(492)	42,238	(22,002)	14,133
Less: Cash received / (disbursed) for customer-owned tooling	12,051	20,862	(32,672)	(5,374)
Adjusted free cash flow	$(12,543)	$21,376	$10,670	$19,507

Net Debt Reconciliation	Dec. 31,	Dec. 31,
	2015	2014
Short-term debt and current maturities of capital lease obligations	$30,378	$31,139
Long-term debt, net of current maturities	421,180	457,179
Debt issue costs	(8,962)	(11,876)
Obligations under capital leases, net of current maturities	5,984	7,740
Total debt	448,580	484,182
Less: Cash and cash equivalents	(142,640)	(148,561)
Add: Cash attributible to discontinued operations	-	16,025
Net debt	$305,940	$351,646

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Year Ended
	Dec. 31,		Dec. 31,
	2015	2014	2015	2014

Income / (expense) items included in net income, net of tax:
Cost of sales
Commercial settlement related to 2010-13 scrap	$-	$-	$-	$(6,009)
Pension actuarial loss	(9,118)	(4,160)	(9,118)	(4,160)
Selling, general, and administrative expenses
One-time CEO compensation awards	(306)	(671)	(3,105)	(1,555)
Acquisition costs	-	-	(393)	-
Restructuring and asset impairment charges, net
One-time restructuring actions	(542)	(1,140)	(1,149)	(2,102)
Severance costs in Europe*	-	(136)	-	(432)
Change in estimated future rent	-	-	(4,760)	-
Lease buyout of previously closed facility	-	-	-	(3,448)
Loss on sale of None, Italy facility	-	(2,266)	-	(2,266)
Goodwill impairment charge in Brazil	-	(2,292)	-	(2,292)
Loss on sale of Brazil facility	(715)	-	(715)	-
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	(1,324)	(5,753)	(2,601)	(5,753)
Debt issue costs	-	(969)	-	(969)
Acceleration of the amortization of debt issue costs and OID	-	-	(440)	-
Other expense
Premium and other fees for re-pricing of Term Loan	-	-	-	(87)
Release of valuation allowances, net	131,095	-	131,095	-
Discontinued operations
Income / (loss) from discontinued operations	11,932	(16,742)	17,513	(9,436)
Noncontrolling interests
Net income attributable to noncontrolling interests**	(355)	(2,290)	(1,225)	(4,555)
Total items included in net income, net of tax	$130,667	$(36,419)	$125,102	$(43,064)

Net income / (loss) attributable to Tower International, Inc.	$145,082	$(20,596)	$194,052	$21,516

Memo: Average shares outstanding (in thousands)
Basic	21,110	20,752	21,093	20,662
Diluted	21,449	20,752	21,408	21,391

Income / (loss) per common share (GAAP)
Basic	$6.87	$(0.99)	$9.20	$1.04
Diluted	6.76	(0.99)	9.06	1.01

Diluted adjusted earnings per share (non-GAAP) ***	$0.67	$0.74	$3.22	$3.02

*   Amount is net of tax of $0k, $44k, $0k, and $127k, respectively

** Amounts attributable to noncontrolling interests of discontinued operations

***  Excludes the certain items shown above.  For the three months ended December 31, 2014 diluted share count of 21.5 million was used to calculate diluted adjusted earnings per share.

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